UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 8, 2011

NeuStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21575 Ridgetop Circle Sterling, Virginia		20166
(Address of principal executive offices)		(Zip Code)

(571) 434-5400

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 8, 2011, NeuStar, Inc. (“Neustar”) completed its acquisition of Targus Information Corporation, a Delaware corporation (“TARGUSinfo”), for approximately $658.0 million, consisting of $657.3 million in cash consideration and non-cash consideration of $0.7 million attributed to assumed TARGUSinfo stock options. Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 10, 2011 by and among Neustar, Tumi Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Neustar (“Merger Sub”), TARGUSinfo, and Michael M. Sullivan, solely in his capacity as the initial Stockholder Representative, Merger Sub was merged with and into TARGUSinfo (the “Merger”). TARGUSinfo was the surviving corporation in the Merger and, as a result of the Merger, became a wholly-owned subsidiary of Neustar.

On November 8, 2011, Neustar filed a Current Report on Form 8-K (the “Current Report”) to report the Merger. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report. This Current Report on Form 8-K/A provides financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Current Report.

Item 9.01. Financial Statements and Exhibits

(a)	Audited Financial Statements of Business Acquired

The following audited financial statements are attached hereto as Exhibit 99.3:

Report of Independent Auditors

Consolidated Balance Sheets as of December 31, 2010 and 2009

Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008

Consolidated Statements of Stockholders’ Equity (Deficit) for years ended December 31, 2010, 2009 and 2008

Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008

Notes to Consolidated Financial Statements

(b)	Unaudited Interim Financial Statements of Business Acquired

The following unaudited interim financial statements are attached hereto as Exhibit 99.4:

Condensed Consolidated Balance Sheets as of September 30, 2011 (unaudited) and December 31, 2010

Unaudited Condensed Consolidated Statements of Operations for the nine months ended September 30, 2011 and 2010

Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2011 and 2010

Notes to Unaudited Condensed Consolidated Financial Statements

(c)	Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are attached hereto as Exhibit 99.5 and are incorporated herein by reference:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2011

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)	Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K/A:

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 10, 2011, by and among NeuStar, Inc., Tumi Merger Sub, Inc., Targus Information Corporation and Michael M. Sullivan, as Stockholder Representative, incorporated herein by reference to Exhibit 2.1 to our Current Report on Form 8-K, filed October 11, 2011.

23.1	Consent of Independent Auditor.

99.1	Press Release of NeuStar, Inc., dated October 11, 2011, incorporated herein by reference to Exhibit 99.2 to our Current Report on Form 8-K, filed October 11, 2011.

99.2	Press Release of NeuStar, Inc., dated November 8, 2011, incorporated herein by reference to Exhibit 99.1 to our Current Report on Form 8-K, filed November 8, 2011.

99.3	Audited consolidated balance sheets as of December 31, 2010 and 2009 and consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the years ended December 31, 2010, 2009 and 2008 and the notes thereto of Targus Information Corporation, and the report of independent auditors.

99.4	Condensed consolidated balance sheets as of September 30, 2011 (unaudited) and December 31, 2010 and unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2011 and 2010, and the notes thereto of Targus Information Corporation.

99.5	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2011, and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010, and unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2011, and the notes thereto of NeuStar, Inc. and Targus Information Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NeuStar, Inc.

Date: December 22, 2011	By:	/s/ Paul S Lalljie
Paul S Lalljie
Senior Vice President and Chief Financial Officer (Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 10, 2011, by and among NeuStar, Inc., Tumi Merger Sub, Inc., Targus Information Corporation and Michael M. Sullivan, as Stockholder Representative, incorporated herein by reference to Exhibit 2.1 to our Current Report on Form 8-K, filed October 11, 2011.

23.1	Consent of Independent Auditor.

99.1	Press Release of NeuStar, Inc., dated October 11, 2011, incorporated herein by reference to Exhibit 99.2 to our Current Report on Form 8-K, filed October 11, 2011.

99.2	Press Release of NeuStar, Inc., dated November 8, 2011, incorporated herein by reference to Exhibit 99.1 to our Current Report on Form 8-K, filed November 8, 2011.

99.3	Audited consolidated balance sheets as of December 31, 2010 and 2009 and consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the years ended December 31, 2010, 2009 and 2008 and the notes thereto of Targus Information Corporation, and the report of independent auditors.

99.4	Condensed consolidated balance sheets as of September 30, 2011 (unaudited) and December 31, 2010 and unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2011 and 2010, and the notes thereto of Targus Information Corporation.

99.5	Pro forma unaudited condensed consolidated balance sheet as of September 30, 2011, and pro forma unaudited condensed consolidated statement of operations for the year ended December 31, 2010, and pro forma unaudited condensed consolidated statement of operations for the nine months ended September 30, 2011, and the notes thereto of NeuStar, Inc. and Targus Information Corporation.